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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                               (AMENDMENT NO. 2)


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934




Date of Report (Date of earliest event reported)        FEBRUARY 1, 1998
                                                 -------------------------------





                               CROWN GROUP, INC.
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             (Exact name of registrant as specified in its charter)





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

            TEXAS                                        0-14939                                        63-0851141
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
  (State or other jurisdictio                    (Commission File Number)                    (IRS Employer Identification No.)
      of incorporation)
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         4040 NORTH MACARTHUR BOULEVARD, SUITE 100, IRVING, TEXAS 75038
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                   (Address of principal executive offices)






Registrant's telephone number, including area code         (972)717-3423
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         (Former name or former address, if changed since last report)


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                       CROWN GROUP, INC. (THE "COMPANY")
                          AMENDMENT NO. 2 TO FORM 8-K
                         (EVENT DATE: FEBRUARY 1, 1998)


ITEM 5. OTHER INFORMATION.

         The current report on Form 8-K to which this amendment relates (specifically, Amendment No. 1 to such report filed with the Securities and Exchange Commission on April 17, 1998) reported the combined audited financial statements of Paaco, Inc. and Premium Auto Acceptance Corporation (collectively "Paaco") for the years ended December 31, 1997, 1996, and 1995 (balance sheets as of December 31, 1997 and 1996). Also included in said report were pro forma financial statements of Crown Group, Inc. giving effect to the acquisition of an equity interest in Paaco.

         As previously announced by the Company and reported in its annual report on Form 10-K for the year ended April 30, 1999, in connection with its 1999 year end closing process and subsequent analyses performed, the Company identified certain errors and irregularities at Paaco, some of which existed at, and are believed to pertain to periods prior to, the acquisition date (February 1, 1998) of an interest in Paaco by the Company. As a result, the Company and its independent auditors have determined that the financial statements of Paaco and related independent auditors reports thereon filed in the above-referenced current report on Form 8-K should not be relied upon by investors. The Company does not intend to cause the financial statements of Paaco to be re-audited for the periods covered by the referenced Form 8-K report as the Company does not believe that the information contained therein is any longer relevant to investors in the Company's common stock. The Company has since reported consolidated financial statements which include the operations of Paaco for the full fiscal year ended April 30, 1999, as well as for a three month period during the fiscal year ended April 30, 1998, which financial statements are included in the Company's annual report on Form 10-K for the year ended April 30, 1999.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CROWN GROUP, INC.



                                             By: /s/ Mark D. Slusser
                                                 -------------------------------
                                                 Mark D. Slusser
                                                 Chief Financial Officer

Dated: August 26, 1999